UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (due of earliest event reported) September 28, 2005

                         Commission file number: 0-29346

                                   FRMO CORP.
                                   ----------
             (Exact name of registrant as specified in its charter)

           Delaware                                        13-3754422
(State or other jurisdiction of              (I.R.S. Employer Identification No)
incorporation or organization)

  320 Manville Road, Pleasantville, NY                      10570
(Address of Principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (914) 632-6730

Item 8.0 Other Events

Registration of Fromex Shares Before Distribution

On December 14, 2005, FRMO Corp. ("FRMO") filed a Current Report (Form 8-K) indicating that it intended to file a Form 10 Registration Statement for the shares of common stock of Fromex Equity Corp. ("Fromex"), a wholly-owned subsidiary of FRMO, pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act").

This Registration Statement was filed with the Securities and Exchange Commission on September 28, 2006. The Board of Directors of FRMO has adopted resolutions to distribute to its shareholders as of the close of business on October 30, 2006 or such later date as may be determined based on the effective date of the Registration Statement (the "record date"), one share of Fromex common stock for each 50 shares of FRMO common stock then outstanding.

The Fromex Registration Statement may be viewed on the U.S. Securities and Exchange Commission website (www.sec.gov) under the Filings & Forms (EDGAR) section.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FRMO CORP.
                                          --------------------------------------
                                                (Registrant)


                                        By      Steven Bregman
                                          --------------------------------------
Date: October 3, 2006                           Steven Bregman, President